SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               AF BANKSHARES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),  or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                        [AF BANKSHARES, INC. LETTERHEAD]




                                                       October 3, 2000


Dear Shareholder:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of AF Bankshares, Inc., which will be held on November 6, 2000 at 6:00 p.m., local time, at the Executive Offices of AF Bankshares, Inc., 21 East Ashe Street, West Jefferson, North Carolina 28694.

     The attached Notice of the 2000 Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of AF Bankshares, Inc., as well as a representative of McGladrey & Pullen, LLP, the accounting firm appointed by the Board of Directors to be AF Bankshares, Inc.'s independent auditors for the fiscal year ending June 30, 2001, will be present at the Annual Meeting to respond to appropriate questions.

     The Board of Directors of AF Bankshares, Inc. has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of AF Bankshares, Inc. and its shareholders and unanimously recommends a vote "FOR" each of these matters.

     Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM
VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

     On behalf of the Board of Directors and the employees of AF Bank, AF Insurance Services, Inc., AF Brokerage, Inc. and AF Bankshares, Inc., we thank you for your continued support.


                                         Sincerely yours,

                                         /s/ James A. Todd
                                         -------------------------------------
                                         James A. Todd
                                         President and Chief Executive Officer

                               AF BANKSHARES, INC.
                               21 EAST ASHE STREET
                      WEST JEFFERSON, NORTH CAROLINA 28694
                                 (336) 246-4344

                NOTICE OF THE 2000 ANNUAL MEETING OF SHAREHOLDERS


                   DATE:  MONDAY, NOVEMBER 6, 2000
                   TIME:  6:00 P.M.
                   PLACE: 21 EAST ASHE STREET
                          WEST JEFFERSON, NORTH CAROLINA  28694


     At our Annual Meeting we will ask you to:

     o    Elect three directors to serve for a three-year term;

     o Ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the fiscal year ending June 30, 2001; and

     o    Transact  any other  business as may  properly  come before the Annual
          Meeting.

     You may vote at the Annual Meeting if you were a shareholder of AF Bankshares, Inc. at the close of business on September 8, 2000, the record date.


                                  By Order of the Board of Directors


                                  /s/ Melanie Paisley Miller
                                  ---------------------------------
                                  Melanie Paisley Miller
                                  Secretary

West Jefferson, North Carolina
October 3, 2000



================================================================================
       YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
================================================================================

                               GENERAL INFORMATION


GENERAL

     We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual
Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting.

     We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about October 3, 2000 to all shareholders entitled to vote. If you owned AF Bankshares, Inc.'s common stock at the close of business on September 8, 2000, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 1,049,378 shares of common stock outstanding.

     On October 4, 1996, AF Bank completed its reorganization into mutual holding company form and its initial public offering of shares of its common stock. On June 16, 1998, AF Bank reorganized into a two- tier mutual holding company structure pursuant to a plan of reorganization. As a result of the reorganization, AF Bank became the wholly-owned subsidiary of AF Bankshares, Inc. and shareholders of AF Bank became shareholders of AF Bankshares, Inc. in a share for share exchange.

     AsheCo, M.H.C. is the majority owner of AF Bankshares, Inc., and, as of September 8, 2000, the record date, owns 538,221 shares of common stock of AF Bankshares, Inc. which constitutes approximately 51.3% of the total issued and outstanding common stock of AF Bankshares, Inc.

QUORUM

     A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock of AF Bankshares, Inc. entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. Shares underlying broker non- votes will not be counted as having been voted in person or by proxy.

VOTING RIGHTS

     You are entitled to one vote at the Annual Meeting for each share of AF Bankshares, Inc.'s common stock that you owned as of record at the close of business on September 8, 2000. As provided in AF Bankshares, Inc.'s Federal Stock Charter, if you beneficially own in excess of 10% of the outstanding shares of common stock, you will not be entitled to a vote for each of the excess shares. A person or entity beneficially owns shares if an affiliate or associate owns the shares or if a person acting in concert with that person or entity owns the shares. The number of shares you own (and may vote) is listed on the proxy card.

     You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES, YOUR PROXY WILL VOTE YOUR SHARES FOR EACH OF THE PROPOSALS IDENTIFIED IN THE NOTICE OF THE ANNUAL MEETING.

     If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy

Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

     If you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the Annual Meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of AF Bankshares, Inc.

VOTE REQUIRED

PROPOSAL 1:          The three  nominees for director who receive the most votes
Elect Three          will be  elected. So, if you do not vote for a nominee,  or
Directors            you indicate "withhold  authority"  for any nominee on your proxy card, your vote will not count "for" or "against" the nominee. You may not vote your shares cumulatively for the election of directors.


PROPOSAL 2:          The affirmative vote of a majority of the shares present in
Ratify Appointment   person or by proxy at the Annual  Meeting  and  entitled to
of Independent       vote on this proposal is required to ratify the appointment
Public Accountants   of  McGladrey  &  Pullen,  LLP,  as  AF  Bankshares, Inc.'s
                     independent   certified  public  accountants.  So,  if  you
                     "abstain" from voting, it has the same effect as if you voted "against" this proposal.

EFFECT OF BROKER NON-VOTES

     If your broker holds shares that you own in "street name," the broker may vote your shares on the two proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on any of the proposals, this will constitute a "broker non-vote." Here is the effect of a "broker non- vote":

o PROPOSAL 1: Elect Three Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.

o PROPOSAL 2: Ratify Appointment of Independent Public Accountants. A broker non-vote would have no effect on the outcome of this proposal.

VOTE BY MHC

     As indicated above and under "Security Ownership of Certain Beneficial Owners" AsheCo, M.H.C. owns approximately 51.3% of the shares of common stock entitled to vote at the Annual Meeting. AsheCo, M.H.C. has indicated to AF Bankshares, Inc. that it intends to vote its shares of common stock FOR the election of AF Bankshares, Inc.'s nominees for director and FOR the ratification of the appointment of the independent auditors, thereby ensuring a quorum at the Annual Meeting, and the likelihood of the election of such nominees and the ratification of the appointment of the independent auditors.

REVOKING YOUR PROXY

     You may revoke your proxy at any time before it is exercised by:

     o Filing with the Secretary of AF Bankshares, Inc. a letter revoking the proxy;
     o    Submitting another signed proxy with a later date; or
     o Attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

SOLICITATION OF PROXIES

     AF Bankshares, Inc. will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of AF Bankshares, Inc. may solicit proxies by:

     o    mail;
     o    telephone; and
     o    other forms of communication.

     We will also reimburse persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, for the expenses they incur in forwarding the proxy materials to and obtaining proxies from such beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table contains common stock ownership information for persons known to AF Bankshares, Inc. to "beneficially own" 5% or more of AF Bankshares, Inc.'s common stock as of June 30, 2000. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same share. We obtained the information provided in the following table from filings with the SEC and with AF Bankshares, Inc. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                                                            AMOUNT OF      PERCENT OF SHARES
                         NAME AND ADDRESS                   BENEFICIAL      OF COMMON STOCK
 TITLE OF CLASS         OF BENEFICIAL OWNER                 OWNERSHIP         OUTSTANDING
----------------    ------------------------------       ---------------  --------------------
Common Stock        AsheCo, M.H.C.                           538,221             51.3%
                    21 East Ashe Street
                    West Jefferson, North Carolina
                    28694

     SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of AF Bankshares, Inc.'s common stock beneficially owned by each director and executive officer, and all directors and executive officers of AF Bankshares, Inc. as a group, as of June 30, 2000. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.

                                                               AMOUNT AND NATURE           PERCENT OF
                                                                 OF BENEFICIAL            COMMON STOCK
       NAME                         POSITION                  OWNERSHIP(1)(2)(3)(4)       OUTSTANDING(5)
-------------------          -------------------------        ---------------------       --------------
James A. Todd                Director, President and                   24,552                  2.3%
                             Chief Executive Officer

Jan R. Caddell               Director, Chairman of the                  7,300                    *
                             Board of Directors

Kenneth R. Greene            Director                                   6,380                    *

William O. Ashley, Jr.       Director                                   7,300                    *

Wayne R. Burgess             Director                                   7,373                    *

Frank E. Roland              Director                                   7,300                    *

Jerry L. Roten               Director                                   6,840                    *

John D. Weaver               Director                                   7,300                    *
                                                                   ----------              -------
All directors and executive officers                                  138,240                 13.5%
as a group (10 persons)

---------------------
* Less than one percent of Outstanding Common Stock.

(1) All persons shown in the above table have sole voting and investment power, except as otherwise indicated.
(2) The figures shown for Mr. Todd include 1,593 shares held in trust by AF Bank, as trustee, pursuant to the Employee Stock Ownership Plan of Ashe Federal Bank ("ESOP"), which shares have been allocated to Mr. Todd's account under the ESOP and as to which he has sole voting power, but no investment power, except in limited circumstances. The figure shown for all directors and executive officers as a group includes the shares allocated to Mr. Todd's account under the ESOP and 2,117 shares allocated to the accounts of the other executive officers, as to which such executive officers have sole voting power, but no investment power, except in limited circumstances. Such figure also includes (a) 11,820 shares allocated to the accounts of other participants in the ESOP, as to which AF Bank, as the ESOP trustee, and AF Bank's Compensation Committee (consisting of Messrs. Greene and Burgess), which serves as the ESOP Committee, has no voting power and shared investment power, and (b) 21,842 shares that have not been allocated to participants' accounts under the ESOP, as to which the executive officers have shared voting power, but no investment power, except in limited circumstances, the ESOP trustee has shared voting and investment power and the ESOP Committee has no voting power and shared investment power. Except for the shares allocated to their individual accounts, each executive officer disclaims beneficial ownership of the shares held in the ESOP, and each member of the Board of Directors disclaims beneficial ownership of the shares held in the ESOP.
(3) Includes 920 shares of unvested restricted stock granted to each outside director and 7,184 shares of unvested restricted stock granted to Mr. Todd pursuant to the Ashe Federal Bank 1997 Recognition and Retention Plan (the "RRP"). Each recipient of a restricted stock award has sole voting power but no investment power over the unvested shares of common stock covered by the award.
(4) Includes 581 shares of common stock which may be acquired by each outside director pursuant to vested options granted to them under the Ashe Federal Bank 1997 Stock Option Plan (the "Stock Option Plan"). Also includes 4,280 shares of common stock which Mr. Todd may acquire pursuant to vested options granted to him under the Stock Option Plan.
(5) Percentages with respect to each person or group of persons have been calculated on the basis of 1,049,378 shares of common stock, the total number of shares of AF Bankshares, Inc.'s common stock outstanding as of June 30, 2000, plus the number of shares of common stock which such person or group has the right to acquire within 60 days after July 31, 1999.

                  DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD


              -----------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

              -----------------------------------------------------

GENERAL

     The Board has nominated three persons for election as directors at the Annual Meeting. Each nominee is currently serving on AF Bankshares, Inc.'s Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2003, or until their successors have been elected.

     We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

NOMINEES AND CONTINUING DIRECTORS

                                                  DIRECTOR           TERM         POSITION(S) HELD WITH THE
NOMINEES                           AGE(1)         SINCE(2)          EXPIRES                COMPANY
------------------------------     ------         --------          -------      ----------------------------
Jan R. Caddell................      60             1981              2000         Director, Chairman of the Board
Kenneth R. Greene.............      53             1988              2000         Director
James A. Todd.................      56             1994              2000         Director, President and Chief
                                                                                  Executive Officer

CONTINUING DIRECTORS
------------------------------
Frank E. Roland...............      77             1989              2001         Director
Jerry L. Roten................      54             1992              2001         Director
William O. Ashley, Jr.........      71             1965              2002         Director
Wayne R. Burgess..............      60             1989              2002         Director
John D. Weaver................      77             1990              2002         Director

------------------------------
(1)  As of June 30, 2000.
(2)  Includes term as a director of AF Bank.

     The principal occupation and business experience of each nominee for election as director and each Continuing Director are set forth below. Unless otherwise indicated, each of the following persons has held his present position for the last five years.

NOMINEES FOR ELECTION AS DIRECTOR

     James A. Todd was a Senior Examination Officer at the OTS before joining AF Bank in 1994.

     Kenneth R. Greene has over 20 years experience in the concrete sales and building-supply business, and he is currently the principal owner at East Jefferson Builders Mart.

     Jan R. Caddell is President and General Manager of Caddell Broadcasting, Inc. and its commercial radio station, WKSK.

CONTINUING DIRECTORS

     Wayne R. Burgess is a part-owner, Vice President and Manager of Burgess Furniture of West Jefferson, North Carolina.

     William O. Ashley, Jr. served as Managing Officer, Secretary and Treasurer of AF Bank from 1964 to 1994.

     Frank E. Roland retired from the U.S. Postal Service in 1985 and has since served as a director of Ashe Memorial Hospital, Riverview Community Center and Skyline Telephone Membership Corporation. He has also served on the Ashe County Bond Authority.

     Jerry L. Roten has served as the Clerk of the Superior Court of Ashe County for the past 14 years.

     John D. Weaver is Vice-President of Weaver Tree Farm, Inc., a retail and wholesale Christmas tree farm.

================================================================================
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL
                   OF THE NOMINEES FOR ELECTION AS DIRECTORS.
================================================================================


              -----------------------------------------------------

                                   PROPOSAL 2

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

              -----------------------------------------------------


     The Board of Directors has appointed McGladrey & Pullen, LLP as our independent public auditors for AF Bankshares, Inc. for the fiscal year ending June 30, 2001, and we are asking shareholders to ratify the appointment. A representative of McGladrey & Pullen, LLP is expected to attend the Annual Meeting and will be available to respond to appropriate questions.

================================================================================
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
           RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP
                 AS INDEPENDENT AUDITORS FOR AF BANKSHARES, INC.
================================================================================

               INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT


BOARD OF DIRECTORS

     AF Bankshares, Inc.'s Board of Directors currently consists of eight members. AF Bankshares, Inc.'s Federal Stock Charter and Bylaws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The terms of three directors expire at the Annual Meeting.

     The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of AF Bankshares, Inc. AF Bankshares, Inc.'s executive officers and management oversee the day-to-day operations of AF Bankshares, Inc. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

     The Board of Directors of AF Bankshares, Inc. held twelve regular meetings during the fiscal year ended June 30, 2000. Each incumbent director attended at least 75% of the meetings of the Board of Directors plus committee meetings on which that particular director served during this period.

COMMITTEES OF THE BOARD

     The Board of Directors of AF Bankshares, Inc. has established the following committees:


NOMINATING          The  Nominating  Committee  nominates  candidates  for Board
COMMITTEE           membership.

                    Directors   Greene  and  Roten   serve  as  members  of  the
                    committee. Membership changes annually.

                    The Nominating Committee met one time in the 2000 fiscal year.

COMPENSATION        The Compensation  Committee  establishes the compensation of
COMMITTEE           the Chief Executive Officer. The Compensation Committee also establishes directors' fees and bonuses.

                    Directors Greene, Burgess and Ashley serve as members of the committee.

                    The Compensation Committee met two times in the 2000 fiscal year.

AUDIT               The  Audit  Committee   meets  when  AF  Bank's   regulatory
COMMITTEE           examiners and AF  Bankshares,  Inc.'s  auditors  begin their review process and when the examiners and auditors present their reports to AF Bankshares, Inc. and AF Bank.

                    Directors Roland, Burgess and Weaver serve as members of the committee.

                    The Audit Committee met four times in the 2000 fiscal year.

     The Board of Directors, acting as the nominating committee, met in August, 2000 to select the nominees for election as directors at the Annual Meeting. See "Information About Shareholder Proposals" for a discussion of the procedures for shareholder nominations for director.

DIRECTORS' COMPENSATION

     Director's Fees. Currently, each non-employee director of AF Bankshares, Inc. receives the following fees:

o fees of $500 per month with no extra fees received for committee meetings attended; and
o fees of $5,000 per year if a director has attended a minimum of 75% of the aggregate number of Board and committee meetings called during the fiscal year.

     The Chairman of the Board also receives a fee of $600 per month. Directors of both AF Bankshares, Inc. and AF Bank will not be compensated for their services on the Board of AF Bankshares, Inc.

     Retirement Plans. AF Bank has adopted a nonqualified Retirement Plan for Board Members of AF Bank (the "Directors' Retirement Plan"), which will provide benefits to each eligible outside director commencing on his termination of Board service at or after age 65. Each outside director automatically becomes a participant in the Directors' Retirement Plan. An eligible outside director retiring at or after age 65 will be paid an annual retirement benefit equal to the annual rate of retainer paid to outside directors immediately prior to his termination of Board service, multiplied by a fraction, the numerator of which is the number of his years of service as an outside director (including service as a director or trustee of AF Bank or any predecessor) not in excess of 10 years and the denominator of which is 10. An individual who terminates Board service after having served as an outside director for 10 years may elect to begin collecting benefits under the Directors' Retirement Plan at or after attainment of age 55, but the annual retirement benefits payable to him will be reduced pursuant to the Directors' Retirement Plan's early retirement reduction formula to reflect the commencement of benefit payments prior to age 65. Benefits are generally paid for a fixed period of 10 years, but a director may elect to convert such benefit to a single life or joint and survivor annuity based on actuarial factors specified in the Directors Retirement Plan. Upon a change in control, participants will receive an immediate lump sum distribution of a benefit that is the actuarial equivalent of a single life annuity providing an annual payment equal to the annual rate of retainer paid to outside directors immediately prior to the change of control multiplied by a fraction, the numerator of which is the director's year of service not in excess of 10 and the denominator of which is 10.

     Recognition and Retention Plan and Stock Option Plan. In addition, our directors are eligible to participate in the Stock Option Plan and Recognition and Retention Plan. These stock benefit plans are discussed under "--Benefits," "Stock Option Plan" and "Recognition and Retention Plan."

EXECUTIVE OFFICERS

     The following individuals are executive officers of AF Bankshares, Inc. and hold the offices set forth opposite their names.

        NAME                       AGE         POSITION HELD WITH AF BANKSHARES, INC.
----------------------             ---       ----------------------------------------
James A. Todd                      56        President and Chief Executive Officer

Melanie Paisley Miller             29        Executive Vice President, Secretary,
                                             Treasurer and Chief Financial Officer

Stephen R. Hooks                   53        Executive Vice President

Martin G. Little                   37        Senior Vice President and
                                             Chief Lending Officer

     The Board of Directors elects the executive officers of AF Bankshares, Inc. and AF Bank, annually. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors. AF Bankshares, Inc. has entered into Employment Agreements with its executive officers which set forth the terms of their employment. See "--Employment Agreements."

     Biographical information of executive officers of AF Bankshares, Inc. or AF Bank who are not directors is set forth below.

     Melanie Paisley Miller served as Secretary and Treasurer of AF Bank from August 1995 to April 1996, at which time her title was changed to Senior Vice President, Secretary, Treasurer and Chief Financial Officer of AF Bank. On July 1, 1998, Ms. Miller's title was changed to Executive Vice-President, Secretary, Treasurer and Chief Financial Officer of AF Bankshares, Inc. Ms. Miller served as corporate secretary of AF Bank from July 1994 to August 1995, and as an administrative assistant from March 1994 to July 1994. Ms. Paisley Miller is also a Certified Public Accountant.

     Stephen R. Hooks joined AF Bankshares, Inc. as an Executive Vice President in September, 1998. Mr. Hooks is also the President, Chief Executive Officer of AF Brokerage, Inc. Mr. Hooks is the President of the Phoenix Group, Ltd., a company which provides financial and development services to companies in the real estate industry.

     Martin G. Little served as Vice President/Branch Manager of AF Bank from 1994 to April 1996, at which time his title was changed to Senior Vice President and Retail Banking Manager of AF Bank. In 1997, his title was changed to Senior Vice President and Chief Lending Officer. Mr. Little also served as Loan Officer of AF Bank from 1987 to 1994.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by AF Bankshares, Inc. and its subsidiaries for services rendered in all capacities during the fiscal years ended June 30, 2000, 1999 and 1998 to the President and Chief Executive Officer of AF Bankshares, Inc. and AF Bank. No other executive officer of AF Bankshares, Inc. had salary and bonus during the fiscal years ended June 30, 2000, 1999, and 1998 aggregating in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM COMPENSATION
                                                                                   -----------------------------------------------
                                                 ANNUAL COMPENSATION(1)                      AWARDS           PAYOUTS
                                     --------------------------------------------  -----------------------   --------
                                                                        OTHER       RESTRICTED
                                                                        ANNUAL        STOCK                    LTIP      ALL OTHER
                                               SALARY                COMPENSATION     AWARDS      OPTIONS     PAYOUTS  COMPENSATION
   NAME AND PRINCIPAL POSITIONS        YEAR    ($)(1)     BONUS($)        ($)        ($)(2)       (#)(3)        ($)       ($)(4)
-----------------------------------  --------  ------     --------  -------------  ----------     --------   --------  ------------
James A. Todd                          2000    $115,000   $15,000         --              --           --       --         $ 6,188
President and Chief Executive Officer  1999    $115,000   $10,000         --              --           --       --         $ 8,623
                                       1998    $ 82,400   $12,000         --        $332,242       $7,134       --         $16,693

-----------------------
                              (footnotes to the table continue on the next page)

(1) Includes amounts, if any, deferred pursuant to Section 401(k) of the Code under AF Bank's 401(k) Plan.
(2) Pursuant to the RRP, Mr. Todd was awarded 17,959 shares of restricted stock, as of December 8, 1997, which vest in 20% increments on an annual basis, beginning on December 8, 1997. Dividends attributable to such shares are held in the trust fund and are held for distribution in accordance with the terms of the restricted stock award. The value of the 17,959 restricted share award shown in the table above for the fiscal year ending June 30, 1998 is based on the closing price of a share of common stock on December 8, 1997, the date of grant, which was $18.50. At June 30, 2000, the aggregate fair market value of the restricted stock award made to Mr. Todd was $143,672, based on a closing price of $8.00 per share. During the fiscal year ended June 30, 1997, neither AF Bank, nor AF Bankshares, Inc. maintained any restricted stock plans. In the case of death, disability, retirement or a change in control, as defined in the RRP, all restricted stock awards become immediately exercisable.
(3) Includes 7,134 shares of common stock subject to options granted to Mr. Todd, pursuant to the Stock Option Plan on December 8, 1997. The options granted under the Stock Option Plan are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code, as amended (the "Code") to the maximum extent possible, and any options that do not qualify will constitute non- qualified stock options. The Stock Option Plan provides for options to become exercisable in five equal installments, beginning on December 8, 1997, and generally remain exercisable until the tenth anniversary of the grant date. In the case of death, disability, retirement or a change in control, as defined in the Stock Option Plan, all options granted become immediately exercisable.
(4) Includes (i) $1,620, $1,620 and $725 for fiscal years ended June 30, 2000, 1999, and 1998, respectively, representing the dollar value of premiums paid by AF Bank with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of the executive officer; (ii) an allocation of 230, 412 and 478 shares to Mr. Todd's account under the ESOP for the fiscal years ended June 30, 2000, 1999 and 1998, respectively, with a total market value of $1,840, $4,532 and $8,843 as of June 30, 2000, 1999, and 1998,
     respectively, see "--Benefits--Employee Stock Ownership Plan and Trust;" and (iii) a matching contribution of $2,728, $2,471 and $7,125 for fiscal year ended June 30, 2000, 1999 and 1998, respectively, under the 401(k) plan.

CERTAIN EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

     Employment Agreements. AF Bank is a party to an Employment Agreement with each of Mr. Todd, Ms. Miller and Mr. Little ("Senior Executive(s)"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that AF Bank will be able to maintain a stable and competent management base. The continued success of AF Bank depends to a significant degree on the skills and competence of the Senior Executives.

     The Employment Agreements provide for three-year terms. The Employment Agreements provide that, prior to the first anniversary of the Agreement's effective date and each anniversary of such date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend the Employment Agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. This review is performed by the Compensation Committee of the Board in the case of the President and Chief Executive Officer and by the President and Chief Executive Officer in the case of the other Senior Executives. The Senior Executive's base salary may be increased on the basis of her or his job performance and the overall performance of AF Bank. Each Senior Executive may receive a bonus based upon achievement of prescribed performance criteria. In addition to base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as fees for club and organization memberships deemed appropriate by AF Bank and the Senior Executive. The Employment Agreements provide for termination by AF Bank at any time for cause as defined in the Employment Agreements. In the event AF Bank chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from AF Bank upon:

o the Board's or the shareholder's failure to re-appoint, elect or re-elect the Senior Executive to her or his current offices;
o a material change in the Senior Executive's compensation, functions, duties or responsibilities;
o    a "change of control" as defined in the Employment Agreements; or
o a material breach of the Employment Agreement by AF Bank, the Senior Executive; or

o in the event of death, her or his beneficiary is entitled to a lump sum cash payment in an amount equal to the remaining base salary and bonus payments due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of AF Bank, AF Bankshares, Inc., or the MHC during the remaining terms of the Employment Agreements.

     AF Bank would also continue the Senior Executive's life, health and disability insurance coverage for the remaining terms of the Employment Agreements. AF Bank's Employment Agreements have restrictions on the dollar amount of compensation and benefits payable to a Senior Executive in the event of termination following a "change in control." In general, for purposes of the Employment Agreements and the plans maintained by AF Bank, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security, such as common stock of AF Bankshares, Inc., or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of AF Bank. Cash and benefits paid to a Senior Executive under the Employment Agreements together with payments under other benefit plans following a "change in control" of AF Bankshares, Inc. or AF Bank may constitute an "excess parachute" payment under
Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to AF Bankshares, Inc. or AF Bank. As a result, no payments or benefits will be paid to an Executive following a "change in control" to the extent such payments would constitute an "excess parachute payment" under Section 280G of the Code.

     Employee Stock Ownership Plan and Trust. AF Bankshares, Inc. has established and adopted, for the benefit of eligible employees, an ESOP and related trust. All salaried employees of AF Bank and AF Bankshares, Inc. are eligible to become participants in the ESOP. The ESOP purchased 36,942 shares of common stock issued in connection with the MHC Reorganization and Offering. In order to fund the ESOP's purchase of such common stock, the ESOP borrowed funds from an unaffiliated lender equal to the balance of the aggregate purchase price of the common stock. Although contributions to the ESOP are discretionary, AF Bankshares, Inc. intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of six years, bears interest at the prime rate minus one-half of one percent, and calls for level annual payments of principal plus accrued interest designed to amortize the loan over its term. Prepayments are also permitted.

     Shares purchased by the ESOP were pledged as collateral for the loan, and are held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participants' compensation for the year of allocation. Benefits provided to participants under the ESOP generally become 100% vested after three years of service; prior to such time, benefits are 0% vested. Participants will become immediately vested upon termination of employment due to death, retirement at age 65, permanent disability or upon the occurrence of a change in control. Forfeitures will be reallocated among remaining participating employees, in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65, disability or separation from service.

     The ESOP Committee, which is currently comprised of members of the Compensation Committee, may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP may purchase additional shares of common stock in the future.

STOCK OPTION PLAN

     The Stock Option Plan was adopted by the Board of Directors of AF Bank and approved by AF Bank's shareholders at the 1997 Annual Meeting. AF Bankshares,
Inc. assumed sponsorship of the Stock Option Plan pursuant to the Plan of Reorganization on the effective date of the Reorganization. The purpose of the Stock Option Plan continues to be to promote the growth of AF Bankshares, Inc., AF Bank and other affiliates by linking the incentive compensation of officers, key executives and directors with the profitability of AF Bankshares, Inc. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. AF Bankshares, Inc. has reserved an aggregate of 21,322 shares of common stock for issuance upon the exercise of stock options granted under the Plan.

     The Stock Option Plan is administered by the members of the Board's Compensation Committee who are disinterested directors ("Option Committee"). In general, both "incentive stock options" and non- qualified stock options to purchase common stock of AF Bankshares, Inc. ("Options") may be granted to eligible officers and outside directors, subject to the restrictions of the Code. The Option Committee has discretion under the Stock Option Plan to establish certain material terms of the Options granted to officers and employees provided such grants are made in accordance with the Plan's requirements. All Options granted to outside directors are by automatic formula grant and the Option Committee has no discretion over the material terms of these grants. As of the effective date of the Stock Option Plan, each outside director of AF Bankshares, Inc. was granted a non-qualified stock option to purchase an aggregate of 969 shares of common stock at an exercise price of $18.50 per share.

     All stock options granted under the Plan generally vest in 20% increments over a five year period subject to automatic full vesting upon the optionee's death, disability or retirement or upon a change in control of AF Bankshares, Inc., as defined in the Stock Option Plan, beginning December 8, 1997. AF Bankshares, Inc. believes the use of a vesting schedule will encourage each option recipient to remain in the service of AF Bankshares, Inc. (or an affiliate) and contribute to its profitability in order to enjoy the full economic benefit of the Option. All costs of the Stock Option Plan are borne by AF Bankshares, Inc. AF Bankshares, Inc. has reserved the right to amend or terminate the Plan, in whole or in part, subject to the requirements of all applicable laws.

     The following table provides the value of Mr. Todd's options at June 30, 2000 as well as the total options currently granted to him under the Stock Option Plan. Mr. Todd did not exercise any vested options during the fiscal year ended June 30, 2000.

     AGGREGATED OPTIONS IN 2000 FISCAL YEAR AND 2000 FISCAL YEAR END OPTIONS

                                                  NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                 UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                 OPTIONS/SARS AT FISCAL         OPTIONS/SARS AT FISCAL
                                                        YEAR-END                      YEAR-END(1)
                                                           (#)                            ($)
NAME                                            EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                                            -------------------------      -------------------------
James A. Todd
President and Chief Executive Officer.......          4,280 /2,854                        N/A

-------------
(1) The closing price per share of common stock on June 30, 2000 was $8.00, and all options have an exercise price of $18.50 per share, and, as such, all options are "out-of-the-money."

RECOGNITION AND RETENTION PLAN

     The RRP was adopted by the Board of Directors of AF Bank and approved by AF Bank's shareholders at the 1997 Annual Meeting. AF Bankshares, Inc. assumed sponsorship of the RRP pursuant to the Plan of Reorganization on the effective date of the Reorganization. Similar to the Stock Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers and outside directors of AF Bankshares, Inc., AF Bank and other affiliates. The RRP is administered by the members of the Board's Compensation Committee who are disinterested directors ("RRP Committee"). All costs and expenses of administering the RRP are paid by AF Bankshares, Inc.

     As required by the terms of the RRP, AF Bankshares, Inc. has established a trust ("Trust") and has issued 53,678 shares of common stock, the maximum number of restricted stock awards ("Restricted Stock Awards") that may be granted under the RRP, to the Trust from previously authorized, but unissued shares. Shares of common stock subject to a Restricted Stock Award are held in the Trust until the Award vests at which time the shares of common stock attributable to the portion of the Award that have vested are distributed to the Award holder. An Award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of common stock subject to his Award, whether or not the underlying shares have vested. If an individual award recipient terminates service prior to full vesting of the Restricted Stock Awards granted pursuant to the RRP, the shares subject to the award will be forfeited and returned to AF Bankshares, Inc.

     Restricted Stock Awards are granted under the RRP on a discretionary basis to eligible officers and executives selected by the RRP Committee and are awarded to outside directors pursuant to the terms of the RRP. As of July 1, 2000, each outside director has been granted a Restricted Stock Award with respect to 2,300 shares of common stock. All outstanding Restricted Stock Awards will vest and become distributable at the rate of 20% per year, over a five year period, commencing on December 8, 1997, subject to automatic full vesting on the date of the Award holder's death, disability or retirement or upon a change in control of AF Bankshares, Inc.

     AF Bankshares, Inc. may amend or terminate the RRP, in whole or in part, at any time, subject to the requirements of all applicable laws.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. AF Bank makes loans to executive officers, directors and their affiliates that are no more favorable and in the ordinary course of business and that do not involve more than the normal risk of collectibility or present unfavorable features. AF Bank intends that any transactions in the future between AF Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to AF Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of AF Bank not having any interest in the transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that AF Bankshares, Inc.'s directors, executive officers, and any person holding more than ten percent of AF Bankshares, Inc.'s common stock file with the SEC reports of ownership changes, and that such individuals furnish AF Bankshares, Inc. with copies of the reports.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, AF Bankshares, Inc. believes that all of our executive officers and directors complied with all
Section 16(a) filing requirements applicable to them.


                             ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

     If you wish to submit proposals to be included in our proxy statement for the 2001 Annual Meeting of Shareholders, we must receive them by June 1, 2001, pursuant to the proxy soliciting regulations of the SEC. SEC rules contain standards as to what shareholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC.

     In addition, under AF Bankshares, Inc.'s Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

o You must be a shareholder of record and have given timely notice in writing to the Secretary of AF Bankshares, Inc. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than five days prior to the date of the annual meeting.
o    Your notice must contain specific information required in our Bylaws.


                                 By Order of the Board of Directors,

                                 /s/ Melanie Paisley Miller
                                 ----------------------------------------------
                                 Melanie Paisley Miller
                                 Executive Vice President, Secretary, Treasurer and Chief Financial Officer


West Jefferson, North Carolina
October 3, 2000

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

AF BANKSHARES, INC.                                              REVOCABLE PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
           AF BANKSHARES, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 6, 2000.


     The undersigned shareholder of AF Bankshares, Inc. hereby appoints Frank E. Roland and Jerry L. Roten, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of AF Bankshares, Inc. held of record by the undersigned on September 8, 2000, at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 6:00 p.m., local time, on November 6, 2000, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 2000 Annual Meeting of Shareholders and Proxy Statement, dated October 3, 2000, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL LISTED IN ITEM 2.

            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     --------------------------------------------------------------------------------------
      The Board of Directors unanimously  recommends a vote "FOR" all of the nominees named       Please mark your vote as
      in Item 1 and a vote "FOR" the proposal in Item 2.                                          indicated in this example   /X/
     --------------------------------------------------------------------------------------
                                                                                                      I will attend the
                                                                                                       Annual Meeting         / /

1.  Election of three Directors.              FOR        WITHHOLD  2.  Ratification of the appointment
    NOMINEES: Jan R. Caddell, Kenneth     All nominees   for all       of McGladrey & Pullen, LLP as        FOR   AGAINST   ABSTAIN
    R. Greene and James A. Todd for       (except as     nominees      independent auditors for the         / /     / /       / /
    terms of three years each;            otherwise                    fiscal year ending June 30, 2001.
                                          indicated)
                                              / /          / /

    INSTRUCTION: TO WITHHOLD AUTHORITY
    to vote for any individual nominee,
    write that nominee's name in the
    space provided:
                                                                    The undersigned  hereby acknowledges receipt of  the  Notice of
    ___________________________________                             the  2000  Annual  Meeting   of   Shareholders   and  the Proxy
                                                                    Statement,  dated   October 3, 2000   for   the   2000   Annual
                                                                    Meeting.

                                                                    _______________________________________________________________

                                                                    _______________________________________________________________
                                                                    (Signature(s)


                                                                    Dated:___________________________________________________, 2000
                                                                    Please sign exactly as your  name appears on this  proxy. Joint owners  should  each  sign  personally. If signing as attorney, executor,  administrator,  trustee  or guardian, please include your full title. Corporate or  partnership  proxies  should  be signed by an authorized officer.
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